UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2014

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices, including zip code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 14, 2014, HomeAway, Inc. (the “Company”) entered into amendments to the employment agreements of the following officers of the Company: Brian H. Sharples, Chief Executive Officer; Lynn Atchison, Chief Financial Officer; Brent Bellm, President and Chief Operating Officer; Ross A. Buhrdorf, Chief Technology Officer; Thomas E. Hale, Chief Product Officer; and Carl G. Shepherd, Chief Strategy and Development Officer. These amendments extend the terms of these officers’ respective employment agreements for three years. These amendments also reflect previously approved base salaries and target bonuses which were disclosed in the Company’s May 2, 2014 Current Report on Form 8-K.

The foregoing description of these amendments does not purport to be complete and is qualified in its entirety by reference to each of Mr. Sharples’, Ms. Atchison’s, Mr. Bellm’s, Mr. Buhrdorf’s, Mr. Hale’s and Mr. Shepherd’s amendments, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to Executive Employment Agreement between the Registrant and Brian H. Sharples dated October 14, 2014.

10.2	Amendment to Executive Employment Agreement between the Registrant and Lynn Atchison dated October 14, 2014.

10.3	Amendment to Executive Employment Agreement between the Registrant and Brent Bellm dated October 14, 2014.

10.4	Amendment to Executive Employment Agreement between the Registrant and Ross A. Buhrdorf dated October 14, 2014.

10.5	Amendment to Executive Employment Agreement between the Registrant and Thomas E. Hale dated October 14, 2014.

10.6	Amendment to Executive Employment Agreement between the Registrant and Carl G. Shepherd dated October 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEAWAY, INC.

Date: October 16, 2014	By:	/s/ Melissa Frugé
Melissa Frugé Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Executive Employment Agreement between the Registrant and Brian H. Sharples dated October 14, 2014.

10.2	Amendment to Executive Employment Agreement between the Registrant and Lynn Atchison dated October 14, 2014.

10.3	Amendment to Executive Employment Agreement between the Registrant and Brent Bellm dated October 14, 2014.

10.4	Amendment to Executive Employment Agreement between the Registrant and Ross A. Buhrdorf dated October 14, 2014.

10.5	Amendment to Executive Employment Agreement between the Registrant and Thomas E. Hale dated October 14, 2014.

10.6	Amendment to Executive Employment Agreement between the Registrant and Carl G. Shepherd dated October 14, 2014.